                                                                    Exhibit 99.3

Designated Filer:                       Platinum Equity, LLC
Issuer & Ticker Symbol:                 Ryerson Holding Corporation (RYI)
Date of Event Requiring Statement:      August 7, 2014

                            JOINT FILERS' SIGNATURES

By:    /s/ Mary Ann Sigler                              Date:  August 7, 2014
       ---------------------------------
       Attorney-in-Fact for Tom Gores

Platinum Equity Capital Partners, L.P.
    By: Platinum Equity Partners, LLC, its general partner
       By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Equity Capital Partners-PF, L.P.
    By: Platinum Equity Partners, LLC, its general partner
       By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Equity Capital Partners-A, L.P.
    By: Platinum Equity Partners, LLC, its general partner
       By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Equity Capital Partners II, L.P.
    By: Platinum Equity Partners II, LLC, its general partner
       By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Equity Capital Partners-PF II, L.P.
    By: Platinum Equity Partners II, LLC, its general partner
       By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Equity Capital Partners-A II, L.P.
    By: Platinum Equity Partners II, LLC, its general partner
       By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary

Platinum Rhombus Principals, LLC
    By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:    /s/  Eva M. Kalawaski                            Date:  August 7, 2014
       ---------------------------------
       Name: Eva M. Kalawaski
       Title: Vice President and Secretary